Exhibit 13.01

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Braskem S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2013 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2014                                                                            /s/ Carlos José Fadigas de Souza Filho

Name: Carlos José Fadigas de Souza Filho

Title: Chief Executive Officer

Dated: April 14, 2014                                                                            /s/  Mário Augusto da Silva

Name: Mário Augusto da Silva

Title: Chief Financial Officer